        Morgan Stanley Variable Investment Series - Strategist Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008



                                                                     Amount of       % of
                                       Offering        Total          Shares      Offering   % of Funds
 Security      Purchase/    Size of    Price of      Amount of      Purchased    Purchased     Total                      Purchased
 Purchased     Trade Date  Offering     Shares        Offering       By Fund      By Fund      Assets        Brokers         From
-------------- ---------- ---------- ----------- ----------------- ------------ ----------- ------------ ----------
United Health  02/04/08       -      $98.475000  $1,100,000,000.00   80,000       0.00%       0.14%      Banc of          Citigroup
 Group Inc.                                                                                              America
 6.000% due                                                                                              Securities
  2/15/2018                                                                                              LLC, Citi,
                                                                                                         JPMorgan,
                                                                                                         Deutsche
                                                                                                         Bank
                                                                                                         Securities,
                                                                                                         Bear Stearns
                                                                                                         & Co. Inc.,
                                                                                                         Loop Capital
                                                                                                         Markets,
                                                                                                         LLC,
                                                                                                         Goldman,
                                                                                                         Sachs & Co.,
                                                                                                         Merrill
                                                                                                         Lynch & Co.,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Lehman
                                                                                                         Brothers,
                                                                                                         The Williams
                                                                                                         Capital
                                                                                                         Group, L.P.

   Hewlett     02/25/08       -      $99.932000   $750,000,000.00   45,000        0.00%       0.08%      Banc of          Banc of
 Packard Co.                                                                                             America          America
  5.50% due                                                                                              Securities       Securities
  3/1/2018                                                                                               LLC, HSBC,
                                                                                                         JPMorgan,
                                                                                                         Lehman
                                                                                                         Brothers,
                                                                                                         BNP PARIBAS,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Credit
                                                                                                         Suisse, RBS
                                                                                                         Greenwich
                                                                                                         Capital,
                                                                                                         Deutsche
                                                                                                         Bank
                                                                                                         Securities,
                                                                                                         SOCIETE
                                                                                                         GENERALE,
                                                                                                         Lehman
                                                                                                         Brothers


Biogen IDEC    02/28/08       -      $99.184000   $550,000,000,00  110,000.00     0.02%       0.20%      Goldman,         Merrill
Inc. 6.875%                                                                                              Sachs & Co.,     Lynch
due 3/1/2018                                                                                             Banc of          & Co.
                                                                                                         America
                                                                                                         Securities
                                                                                                         LLC, Citi,
                                                                                                         JPMorgan,
                                                                                                         Lehman
                                                                                                         Brothers,
                                                                                                         Merrill
                                                                                                         Lynch & Co.,
                                                                                                         Morgan
                                                                                                         Stanley, UBS
                                                                                                         Investment
                                                                                                         Bank

Oracle Corp.   04/01/08      -        $99.953    $2,500,000,000.00 140,000.00     0.00%       0.25%      Citi,            Citigroup
  5.75% due                                                                                              Mitsubishi
  4/15/2018                                                                                              UFJ
                                                                                                         Securities,
                                                                                                         Banc of
                                                                                                         America
                                                                                                         Securities
                                                                                                         LLC, BMO
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         HSBC, Merrill
                                                                                                         Lynch & CO.,
                                                                                                         Credit
                                                                                                         Suisse, BNP
                                                                                                         PARIBAS, RBC
                                                                                                         Capital
                                                                                                         Markets, RBS
                                                                                                         Greenwich
                                                                                                         Capital,
                                                                                                         SCOCIETE
                                                                                                         GENERALE, UCI
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Mizuho
                                                                                                         Securities
                                                                                                         USA Inc.,
                                                                                                         Wachovia
                                                                                                         Securities,
                                                                                                         Wells Fargo
                                                                                                         Securities,
                                                                                                         BNY Capital
                                                                                                         Markets,
                                                                                                         Inc., Lehman
                                                                                                         Brothers


  Wal-Mart     04/08/08       -      $99.759000  $1,000,000,000.00 145,000.00     0.01%       26.00%     Cit, Credit      Goldman
 Stores Inc.                                                                                             Suisse,          Sachs
 Note 4.250%                                                                                             Goldman, Sachs
due 4/15/2013                                                                                            & Co., RBS
                                                                                                         Greenwich
                                                                                                         Capital, Bank
                                                                                                         of America
                                                                                                         Securities
                                                                                                         LLC, BBVA
                                                                                                         Securities,
                                                                                                         Deutsche Bank
                                                                                                         Securities,
                                                                                                         HSBC, Lehman
                                                                                                         Brothers,
                                                                                                         Mizuho
                                                                                                         Securities USA
                                                                                                         Inc.,
                                                                                                         Santander
                                                                                                         Investment, TD
                                                                                                         Securities,
                                                                                                         Barclays
                                                                                                         Capital, BNP
                                                                                                         PARIBAS,
                                                                                                         Dresdner
                                                                                                         Kleinwort,
                                                                                                         JPMorgan,
                                                                                                         Mitsubishi UFJ
                                                                                                         Securities,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Standard
                                                                                                         Chartered
                                                                                                         Bank, UBS
                                                                                                         Investment
                                                                                                         Bank, Wachovia
                                                                                                         Securities

  Dell Inc.    04/14/08       -        $99.736   $5000,000,000.00   90,000.00     0.02%       16.00%     Barclays         JPMorgan
 5.650% due                                                                                              Capital,         Securities
  4/14/2018                                                                                              Goldman Sachs
                                                                                                         & Co.,
                                                                                                         JPMorgan
                                                                                                         Securities,
                                                                                                         Banc of
                                                                                                         America
                                                                                                         Securities
                                                                                                         LLC, Citigroup
                                                                                                         Global Markets
                                                                                                         Inc., Deutsche
                                                                                                         Bank
                                                                                                         Securities
                                                                                                         Inc., HSBC
                                                                                                         Securities,
                                                                                                         Mizuho
                                                                                                         Securities USA
                                                                                                         Inc., Morgan
                                                                                                         Stanley, UBS
                                                                                                         Securities LLC


   General     04/16/08       -      $99.733000  $4,000,000,000.00 395,000.00     0.01%       0.07%      Banc of          Lehman
  Electric                                                                                               America          Brothers
Capital Corp.                                                                                            Securities
 Note 5.625%                                                                                             LLC, Goldman,
due 5/1/2018                                                                                             Sachs & Co.,
                                                                                                         Lehman
                                                                                                         Brothers
                                                                                                         Inc., Morgan
                                                                                                         Stanley & Co.
                                                                                                         Incorporated,
                                                                                                         Castle Oak
                                                                                                         Securities,
                                                                                                         L.P.,
                                                                                                         Blaylock
                                                                                                         Robert Van,
                                                                                                         LLC, Samuel
                                                                                                         A. Ramirez &
                                                                                                         Co., Inc.,
                                                                                                         Utendahl
                                                                                                         Capital
                                                                                                         Group, LLC,
                                                                                                         The Williams
                                                                                                         Capital
                                                                                                         Group, L.P.

 Dr. Pepper    04/25/08       -        $99.985   $1,200,000,000.00   50,000       0.00%       0.09%      Banc of          JPMorgan
Snapple Group                                                                                            America          Securities
  Inc. Note                                                                                              Securities
 6.820% due                                                                                              LLC, Goldman
  5/1/2018                                                                                               Sachs & Co.,
                                                                                                         JPMorgan
                                                                                                         Securities,
                                                                                                         Morgan
                                                                                                         Stanley, UBS
                                                                                                         Securities
                                                                                                         LLC, BNP
                                                                                                         Paribas,
                                                                                                         Mitsubishi
                                                                                                         UFJ
                                                                                                         Securities
                                                                                                         Internat,
                                                                                                         Scotia
                                                                                                         Capital Inc.,
                                                                                                         SunTrust
                                                                                                         Robinson
                                                                                                         Humphrey, TD
                                                                                                         Securities,
                                                                                                         Wachovia
                                                                                                         Securities
                                                                                                         Inc.

Bristol-Meyers 04/28/08       -      $99.825000   $600,000,000.00  $75,000.00     0.01%       0.13%      Banc of          JPMorgan
 Squibb CO.                                                                                              America          Securities
 5.450% due                                                                                              Securities
  5/1/2018                                                                                               LLC,
                                                                                                         JPMorgan,
                                                                                                         Citi,
                                                                                                         Goldman,
                                                                                                         Sachs & Co.,
                                                                                                         RBS Greenwich
                                                                                                         Capital,
                                                                                                         Morgan
                                                                                                         Stanley, UBS
                                                                                                         Investment
                                                                                                         Bank


Comcast Corp   05/02/08       -       $99.97600  $1,000,000,000.00 160,000.00     0.01%       0.29%      Citi,            Deutsche
 Note 5.700%                                                                                             Deutsche Bank    Bank
due 5/15/2018                                                                                            Securities,
                                                                                                         Merrill Lynch
                                                                                                         & Co., UBS
                                                                                                         Investment
                                                                                                         Bank, Banc of
                                                                                                         America
                                                                                                         Securities
                                                                                                         LLC, Daiwa
                                                                                                         Securities
                                                                                                         America Inc.,
                                                                                                         Mitsubishi
                                                                                                         UFJ
                                                                                                         Securities,
                                                                                                         Lehman
                                                                                                         Brothers TSB
                                                                                                         Corporate
                                                                                                         Markets,
                                                                                                         Blaylock &
                                                                                                         Company,
                                                                                                         Inc., Ramirez
                                                                                                         & Co., Inc.,
                                                                                                         Cabrera
                                                                                                         Capital
                                                                                                         Markets, LLC,
                                                                                                         Merrill Lynch
                                                                                                         & Co., UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Barclays
                                                                                                         Cpaital,
                                                                                                         Goldman,
                                                                                                         Sachs & Co.,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Wachovia
                                                                                                         Securities,
                                                                                                         Mizuho
                                                                                                         Securities
                                                                                                         USA inc., BNY
                                                                                                         Mellon
                                                                                                         Capital
                                                                                                         Markets, LLC,
                                                                                                         Guzman &
                                                                                                         Company, M.R.
                                                                                                         Beal &
                                                                                                         Company, BNP
                                                                                                         PARIBAS,
                                                                                                         JPMorgan, The
                                                                                                         Royal Bank of
                                                                                                         Scotland, Sun
                                                                                                         Trust
                                                                                                         Robinson
                                                                                                         Humphrey,
                                                                                                         Piper
                                                                                                         Jaffray, Loop
                                                                                                         Capital
                                                                                                         Markets, LLC,
                                                                                                         The Williams
                                                                                                         Capital
                                                                                                         Group, L.P.,
                                                                                                         Siebert
                                                                                                         Capital
                                                                                                         Markets


AT&T In. Note  05/08/08       -      $99.916000  $1,000,000,000.00   30,000       0.00%       0.05%      Banc of          Deutsche
 5.600% due                                                                                              America          Bank
  5/15/2018                                                                                              Securities
                                                                                                         LLC, Deutsche
                                                                                                         Bank, Morgan
                                                                                                         Stanley, UBS
                                                                                                         Investment
                                                                                                         Bank, RBS
                                                                                                         Greenwich
                                                                                                         Capital,
                                                                                                         Barclays,
                                                                                                         Blaylock
                                                                                                         Robert Van,
                                                                                                         LLC, Cabrera
                                                                                                         Capital
                                                                                                         Markets, LLC,
                                                                                                         Siebert
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         Utendahl
                                                                                                         Capital
                                                                                                         Markets, L.P.

Korea Railroad 05/08/08       -      $99.637000   $300,000,000.00   100,000       0.03%       0.18%      Citi, HSBC,      HSBC
 Corp. Note                                                                                              Morgan           Securities
 5.375% due                                                                                              Stanley
  5/15/2013

   Parker      05/13/08       -      $99.765000   $450,000,000.00    75,000       0.13%       0.02%      Banc of          Banc of
Hannifin Corp                                                                                            America,         America
 Note 5.500%                                                                                             Goldman
due 5/15/2018                                                                                            Sachs & Co.,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         KeyBanc
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         Mizuho
                                                                                                         Securities
                                                                                                         USA Inc.,
                                                                                                         Wells
                                                                                                         Fargo
                                                                                                         Securities,
                                                                                                         Barclays
                                                                                                         Capital,
                                                                                                         BNY Mellon
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, Lazard
                                                                                                         Capital
                                                                                                         Markets


   Harley-     05/15/08       -      $99.805000  $1,000,000,000.00   85,000       0.00%       0.15%      Citigroup        Citigroup
  Davidson                                                                                               Glohal
Funding Corp.                                                                                            Markets,
 Note 6.800%                                                                                             Morgan
due 6/15/2018                                                                                            Stanley &
                                                                                                         Co. Inc.,
                                                                                                         Greenwich
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         JPMorgan,
                                                                                                         BNP Paribas
                                                                                                         Securiteis
                                                                                                         Corp.,
                                                                                                         Deutsche
                                                                                                         Bank
                                                                                                         Securities
                                                                                                         Inc.,
                                                                                                         Wachovia
                                                                                                         Capital
                                                                                                         Markets

HBOS PLC Note  05/15/08       -      $99.584000  $2,000,000,000.00  130,000        0.00%      0.24%      Goldman,         Goldman
 6.750% due                                                                                              Sachs & Co.,     Sachs
  5/21/2018                                                                                              Morgan
                                                                                                         Stanley,
                                                                                                         Lehman
                                                                                                         Brothers

  Starwood     05/16/08       -       $100.000    $400,000,000.00     65,000      0.01%       0.11%      Banc of          Banc of
  Hotels &                                                                                               America LLC,     America
Resorts World                                                                                            JPMorgan,
 Note 6.750%                                                                                             Morgan
due 5/15/2018                                                                                            Stanley,Merrill
                                                                                                         Lynch & Co.


 Time Warner   06/16/08       -        $99.917    $2,000,000,000      80,000      0.00%       0.15%      Banc of          Banc of
 Cable Inc.                                                                                              America          America
 Note 6.750%                                                                                             Securities
due 7/1/2018                                                                                             LLC, BNP
                                                                                                         PARIBAS,
                                                                                                         Morgan
                                                                                                         Stanley, RBS
                                                                                                         Greenwich
                                                                                                         Capital,
                                                                                                         Wachovia
                                                                                                         Securities,
                                                                                                         Barclays
                                                                                                         Capital,
                                                                                                         Citi, Daiwa
                                                                                                         Securities
                                                                                                         America Inc.,
                                                                                                         Goldman,
                                                                                                         Sachs & Co.,
                                                                                                         Mizuho
                                                                                                         Securities
                                                                                                         USA Inc.,
                                                                                                         Fortis
                                                                                                         Securities
                                                                                                         LLC.
                                                                                                         Mitsubishi,
                                                                                                         UFJ
                                                                                                         Securities,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Deutsche Bank
                                                                                                         Securities,
                                                                                                         Lehman
                                                                                                         Brothers,
                                                                                                         Blayleck
                                                                                                         Robert Van,
                                                                                                         LLC, Cabrera
                                                                                                         Capital
                                                                                                         Markets, LLC,
                                                                                                         The Williams
                                                                                                         Capital
                                                                                                         Group, L.P.

  Rio Tinto    06/24/08       -        $99.131   $1,750,000,000.00   105,000      0.00%       0.19%      Deutsche Bank    JPMorgan
 Finance USA                                                                                             Securities,      Securities
  LTD Note                                                                                               JPMorgan,
 6.500% due                                                                                              Morgan
  7/15/2018                                                                                              Stanley,
                                                                                                         Credit
                                                                                                         Suisse, RBS
                                                                                                         Greenwich
                                                                                                         Capital,
                                                                                                         SOCIETE
                                                                                                         GENERALE, ANZ
                                                                                                         Securities,
                                                                                                         Banco Bilbao
                                                                                                         Vizcaya
                                                                                                         Argentaria,
                                                                                                         S.A., CALYON,
                                                                                                         Daiwa
                                                                                                         Securities
                                                                                                         America Inc.,
                                                                                                         Mitsubishi
                                                                                                         UFJ
                                                                                                         Securities
                                                                                                         International
                                                                                                         plc, Mizuho
                                                                                                         International
                                                                                                         plc
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